Exhibit 99.1

WisdomTree Announces Fourth Quarter 2019 Results – Diluted EPS of $0.02 ($0.06 as adjusted)

New York, NY – (GlobeNewswire) – January 31, 2020 – WisdomTree Investments, Inc. (NASDAQ: WETF) today reported financial results for the fourth quarter of 2019.

$4.3 million net income ($10.11 million net income, as adjusted), see “Non-GAAP Financial Measurements” for additional information.

$63.6 billion of ending AUM, an increase of 6.1% resulting from market appreciation and net inflows for the quarter and an increase of 17.6% for the full year.

$368 million of net inflows ($560 million of net inflows excluding HEDJ/DXJ), driven by flows into our U.S. equity, fixed income and emerging markets products, partly offset by outflows from our commodity and international developed market equity products. For the full year, net inflows were $572 million or $3.3 billion excluding outflows from HEDJ/DXJ.

0.44% average global advisory fee, unchanged from the prior quarter.

$68.9 million of operating revenues, an increase of 1.8% primarily due to higher average AUM of our U.S. listed products.

81.2% gross margin1 for our U.S. Business, a 0.4 point increase due to higher revenues.

70.7% gross margin1 for our International Business, a 1.9 point decrease due to higher market making fees incurred in connection with transitioning to new arrangements as well as costs associated with preparing our products for Brexit.

21.5% operating income margin (22.0%1 as adjusted), a 2.3 point decrease (2.1 point decrease, as adjusted1) primarily due to higher non-compensation expenses, partly offset by higher revenues.

$6.0 million of available capital used to pay down debt, in connection with our capital management strategy.

$0.03 quarterly dividend declared, payable on February 26, 2020 to stockholders of record as of the close of business February 12, 2020.

We are currently pursuing an exit from our $58 million investment in AdvisorEngine Inc. While the process is not yet finalized, we estimate taking a non-cash impairment charge of $22.0 million to $30.0 million in the fourth quarter, which is not yet included in these unaudited financial results. The final impairment charge will be recognized and disclosed in our Form 10-K. We do not anticipate the exit of our investment will drive any asset attrition or change our organic growth outlook.

Update from Jonathan Steinberg, WisdomTree CEO

“WisdomTree exited 2019 with momentum building across our business. The performance track records of our funds remain excellent with thirty-five 4- or 5-star Morningstar rated funds across our ETF and UCITS product range. We’ve generated positive net flows in four of the past five quarters, adoption of our model portfolios by advisors is accelerating and we are excited by the recent launch of the Siegel-WisdomTree models.”

“As we look toward 2020, we are focused on capitalizing on the tailwinds that exist in our business, continuing to drive operating efficiencies and prudently investing to remain at the forefront of industry innovation. For example, in January we announced a strategic investment in Securrency, Inc., a blockchain-based financial services infrastructure company. Blockchain has the potential to be revolutionary in financial services and we believe we have the right vision and the right partner to be a global leader in digital assets. There are reasons to be optimistic, and I believe WisdomTree has reached an inflection point with top line and bottom line growth set to emerge.”

OPERATING AND FINANCIAL HIGHLIGHTS

	Three Months Ended
	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Consolidated Operating Highlights ($, in billions):
AUM	$63.6	$60.0	$60.4	$59.1	$54.1
Net inflows/(outflows)	$0.4	$(0.7)	$0.3	$0.6	$0.2
Average AUM	$61.9	$60.3	$58.6	$57.7	$56.4
Average advisory fee	0.44%	0.44%	0.45%	0.46%	0.47%
Consolidated Financial Highlights ($, in millions, except per share amounts):
Operating revenues	$68.9	$67.7	$66.3	$65.5	$67.9
Net income/(loss)	$4.3	$4.2	$2.5	$8.8	$(11.6)
Diluted earnings/(loss) per share	$0.02	$0.02	$0.01	$0.05	$(0.08)
Operating income margin	21.5%	23.8%	18.0%	16.3%	17.4%
As Adjusted (Non-GAAP1):
Gross Margin – U.S. Business	81.2%	80.8%	80.3%	80.4%	80.2%
Gross Margin – International Business	70.7%	72.6%	69.5%	70.1%	69.1%
Net income, as adjusted	$10.1	$10.6	$7.8	$7.7	$9.8
Diluted earnings per share, as adjusted	$0.06	$0.06	$0.05	$0.05	$0.06
Operating income margin, as adjusted	22.0%	24.1%	20.2%	19.9%	21.9%

RECENT BUSINESS DEVELOPMENTS

Company News

•  In November 2019, we entered into an agreement to sell our Canadian asset management business to CI Financial Corp. (TSX: CIX); and we were named as European Smart Beta Provider of the Year at the Funds Europe Awards 2019.

•  In January 2020, we announced a strategic investment in Securrency, Inc. with plans to pursue the integration of blockchain technology into the ETF ecosystem; we announced the appointment of Ravinder Azad as Head of UK and Nordic Sales; and we announced the collaboration with Professor Jeremy Siegel to design and launch two model portfolios – The Siegel-WisdomTree Global Equity Model and the Siegel-WisdomTree Longevity Model.

Product News

•  In November 2019, we launched the Mortgage Plus Bond Fund (MTGP) in the U.S. on the NYSE Arca; the WisdomTree Artificial Intelligence UCITS ETF (WTAI) reached its one-year anniversary, and the WisdomTree Emerging Markets Equity Income UCITS ETF (DEM) and WisdomTree Emerging Markets Small Cap Dividend UCITS ETF (DGSG) reached their five-year anniversaries.

•  In December 2019, we declared final capital gains distributions for our U.S. ETFs; we announced the closing and liquidation of three ETFs in January 2020 – DYB, WBAL and RPUT; and we announced the launch of the WisdomTree Bitcoin ETP (BTCW) on the Swiss stock exchange (SIX).

• In January 2020, we announced the unitholders’ approval of proposed change in manager for our Canadian ETFs.

WISDOMTREE INVESTMENTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended					Years Ended
	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Dec. 31, 2019	Dec. 31, 2018
Operating Revenues:
Advisory fees	$68,179	$67,006	$65,627	$64,840	$67,191	$265,652	$271,104
Other income	728	712	666	645	676	2,751	3,012

Total revenues	68,907	67,718	66,293	65,485	67,867	268,403	274,116

Operating Expenses:
Compensation and benefits	19,280	18,880	21,300	21,301	18,838	80,761	74,515
Fund management and administration	15,650	15,110	15,576	15,166	15,861	61,502	56,686
Marketing and advertising	3,551	3,022	2,910	2,680	3,672	12,163	13,884
Sales and business development	5,329	4,354	4,171	4,422	5,036	18,276	17,153
Contractual gold payments	3,516	3,502	3,110	3,098	2,917	13,226	8,512
Professional and consulting fees	1,604	1,259	1,296	1,482	2,854	5,641	7,984
Occupancy, communications and equipment	1,587	1,549	1,548	1,618	1,544	6,302	6,203
Depreciation and amortization	253	259	264	269	303	1,045	1,301
Third-party distribution fees	1,146	1,503	1,919	2,400	1,813	6,968	6,611
Acquisition and disposition-related costs	366	190	33	313	1,008	902	11,454
Other	1,816	1,959	2,255	2,053	2,202	8,083	8,534

Total expenses	54,098	51,587	54,382	54,802	56,048	214,869	212,837

Operating income	14,809	16,131	11,911	10,683	11,819	53,534	61,279
Other Income/(Expenses):
Interest expense	(2,606)	(2,832)	(2,910)	(2,892)	(2,859)	(11,240)	(7,962)
(Loss)/gain on revaluation of deferred consideration – gold payments	(5,354)	(6,306)	(4,037)	4,404	(5,410)	(11,293)	12,220
Interest income	936	799	818	779	800	3,332	3,093
Impairments	—	—	—	(572)	(17,386)	(572)	(17,386)
Other gains and losses, net	(2)	843	284	(4,627)	439	(3,502)	(205)

Income/(loss) before income taxes	7,783	8,635	6,066	7,775	(12,597)	30,259	51,039
Income tax expense/(benefit)	3,525	4,483	3,587	(1,049)	(1,033)	10,546	14,406

Net income/(loss)	$4,258	$4,152	$2,479	$8,824	$(11,564)	$19,713	$36,633

Earnings/(loss) per share – basic	$0.02	$0.02	$0.01	$0.05	$(0.08)	$0.12	$0.23
Earnings/(loss) per share – diluted	$0.02 [2]	$0.02	$0.01	$0.05	$(0.08)	$0.12	$0.23
Weighted average common shares – basic	151,948	151,897	151,818	151,625	151,083	151,823	146,645
Weighted average common shares – diluted	167,203	167,163	167,249	166,811	151,083	166,977	158,415
As Adjusted (Non-GAAP1)
Compensation and benefits	$19,280	$18,880	$19,825	$19,281	$16,824
Total expenses	$53,732	$51,397	$52,874	$52,469	$53,026
Operating income	$15,175	$16,321	$13,419	$13,016	$14,841
Income before income taxes	$13,503	$15,131	$11,611	$10,586	$13,221
Income tax expense	$3,396	$4,489	$3,798	$2,849	$3,392
Net income	$10,107	$10,642	$7,813	$7,737	$9,829
Earnings per share – diluted	$0.06	$0.06	$0.05	$0.05	$0.06

QUARTERLY HIGHLIGHTS

Operating Revenues

•	Operating revenues increased 1.8% from the third quarter of 2019 primarily due to higher average AUM of our U.S. listed products arising from market appreciation and net inflows.

•

Operating revenues increased 1.5% from the fourth quarter of 2018 primarily due to higher average AUM of our International listed products arising from market appreciation and net inflows, partly offset by a 3 basis point decline in our average global advisory fee due to AUM mix shift.

•	Our average global advisory fee was 0.44% during the third and fourth quarters of 2019 and 0.47% during the fourth quarter of 2018.

Operating Expenses

•

Operating expenses increased 4.9% from the third quarter of 2019 due to higher sales and business development expenses inclusive of costs associated with the launch of our Bitcoin ETP; higher fund management and administration costs due to higher market making fees in connection with transitioning to new arrangements, as well as costs associated with preparing our products for Brexit; and higher marketing and advertising expenses, compensation, and professional fees.

•	Operating expenses decreased 3.5% from the fourth quarter of 2018 largely due to lower professional fees, acquisition and disposition-related costs and third-party distribution fees.

Other Income/(Expenses)

•

We recognized a non-cash loss on revaluation of deferred consideration of ($5.4) million and ($6.3) million during the fourth and third quarters of 2019, and ($5.4) million during the fourth quarter of 2018. These losses arose due to an increase in forward-looking gold prices when compared to the previous periods forward-looking gold curves. The magnitude of any gain or loss recognized is highly correlated to the magnitude of the change in the forward-looking price of gold.

•

Interest expense decreased 8.0% from the third quarter of 2019 due to a lower level of debt outstanding. During the third and fourth quarters of 2019, we used $21.0 million of available capital to pay down our debt in connection with our capital management strategy.

Income Taxes

•

Our effective income tax rate for the fourth quarter of 45.3% resulted in income tax expense of $3.5 million. Our tax rate differs from the federal statutory tax rate of 21% primarily due to a non-deductible loss on revaluation of deferred consideration, a valuation allowance on foreign net operating losses, state and local taxes and non-deductible executive compensation, partly offset by a lower tax rate on foreign earnings.

Our adjusted effective income tax rate was 25.1%1.

ANNUAL HIGHLIGHTS

Our operating results for the current year are not directly comparable to the prior year due to our acquisition of ETFS, which was completed on April 11, 2018.

•

Operating revenues decreased 2.1% as compared to 2018 to a 3 basis point decline in our average global advisory fee and lower average AUM of our U.S. listed products due to AUM mix shift, partly offset by higher revenues earned from the ETFS acquired business, which were recognized for the entire year of 2019.

•

Operating expenses increased 1.0% as compared to 2018 due to expenses associated with the ETFS acquired business, which were recognized for the entire year of 2019, and higher compensation expenses. These items were partly offset by lower acquisition and disposition-related costs, professional fees, marketing and advertising expenses and fund management and administration costs associated with our U.S. listed products.

•

Significant changes in items reported in other income/(expenses) include a non-cash loss on revaluation of deferred consideration of ($11.3) million in 2019 as compared to a gain of $12.2 million in 2018; a 41.2% increase in interest expense as borrowing under our term loan commenced on April 11, 2018 and a $4.3 million non-cash charge arising from the release of a tax-related indemnification asset which arose from tax exposures assumed from the ETFS acquisition. This item was recognized upon the expiration of the statute of limitations which occurred in the first quarter of 2019 and an equal and offsetting benefit was recognized in income tax expense.

•

Our effective income tax rate for 2019 of 34.9% resulted in income tax expense of $10.5 million. Our effective income tax rate differs from the federal statutory rate of 21% primarily due to a valuation allowance on foreign net operating losses, a non-deductible loss on revaluation of deferred consideration, non-deductible executive compensation, state and local income taxes and tax shortfalls associated with the vesting and exercise of stock-based compensation awards, partly offset by a $4.3 million reduction in unrecognized tax benefits and a lower tax rate on foreign earnings.

CONFERENCE CALL

WisdomTree will discuss its results and operational highlights during a conference call on Friday, January 31, 2020 at 9:00 a.m. ET. The call-in number will be (877) 303-7209. Anyone outside the U.S. or Canada should call (970) 315-0420. The slides used during the presentation will be available at http://ir.wisdomtree.com. For those unable to join the conference call at the scheduled time, an audio replay will be available on http://ir.wisdomtree.com.

ABOUT WISDOMTREE

WisdomTree Investments, Inc., through its subsidiaries in the U.S., Europe and Canada (collectively, “WisdomTree”), is an ETF and ETP sponsor and asset manager headquartered in New York. WisdomTree offers products covering equity, commodity, fixed income, leveraged and inverse, currency and alternative strategies. WisdomTree currently has approximately $63.2 billion in assets under management globally.

WisdomTree® is the marketing name for WisdomTree Investments, Inc. and its subsidiaries worldwide.

[1]	See “Non-GAAP Financial Measurements.”
[2]	Earnings per share calculated pursuant to the two-class method.

CONTACT INFORMATION:

Investor Relations Jason Weyeneth, CFA +1.917.267.3858 jweyeneth@wisdomtree.com	Media Relations Jessica Zaloom +1.917.267.3735 jzaloom@wisdomtree.com

WISDOMTREE INVESTMENTS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(in thousands)

(Unaudited)

The following tables set forth the pre-tax operating results for our U.S. Business and International Business segments.

U.S. BUSINESS SEGMENT

	Three Months Ended					Years Ended
	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Dec. 31, 2019	Dec. 31, 2018
Operating Revenues:
Advisory fees	$42,952	$41,950	$43,070	$42,517	$45,633	$170,489	$204,298
Other income	76	81	76	106	126	339	608

Total revenues	43,028	42,031	43,146	42,623	45,759	170,828	204,906

Operating Expenses:
Compensation and benefits	14,947	14,531	16,696	16,779	14,370	62,953	58,307
Fund management and administration	8,070	8,072	8,505	8,340	9,038	32,987	35,728
Marketing and advertising	2,745	2,411	2,336	2,162	2,704	9,654	11,003
Sales and business development	3,144	3,124	2,867	3,359	3,747	12,494	13,426
Professional and consulting fees	1,144	908	1,055	1,072	2,166	4,179	6,169
Occupancy, communications and equipment	1,235	1,215	1,211	1,283	1,205	4,944	5,162
Depreciation and amortization	235	238	242	246	280	961	1,215
Third-party distribution fees	914	1,404	1,867	2,338	1,789	6,523	6,457
Acquisition and disposition-related costs	170	—	—	11	72	181	8,289
Other	1,403	1,574	1,628	1,586	1,617	6,191	6,674

Total expenses	34,007	33,477	36,407	37,176	36,988	141,067	152,430

Operating income	9,021	8,554	6,739	5,447	8,771	29,761	52,476
Other Income/(Expenses):
Interest expense	(197)	(197)	(194)	(192)	(197)	(780)	(566)
Interest income	936	793	818	779	800	3,326	3,093
Impairments	—	—	—	(572)	(17,386)	(572)	(17,386)
Other gains and losses, net	(54)	235	(54)	145	266	272	292

Income/(loss) before income taxes	$9,706	$9,385	$7,309	$5,607	$(7,746)	$32,007	$37,909

Operating income margin	21.0%	20.4%	15.6%	12.8%	19.2%	17.4%	25.6%

INTERNATIONAL BUSINESS SEGMENT

	Three Months Ended					Years Ended
	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Dec. 31, 2019	Dec. 31, 2018
Operating Revenues:
Advisory fees	$25,227	$25,056	$22,557	$22,323	$21,558	$95,163	$66,806
Other income	652	631	590	539	550	2,412	2,404

Total revenues	25,879	25,687	23,147	22,862	22,108	97,575	69,210

Operating Expenses:
Compensation and benefits	4,333	4,349	4,604	4,522	4,468	17,808	16,208
Fund management and administration	7,580	7,038	7,071	6,826	6,823	28,515	20,958
Marketing and advertising	806	611	574	518	968	2,509	2,881
Sales and business development	2,185	1,230	1,304	1,063	1,289	5,782	3,727
Contractual gold payments	3,516	3,502	3,110	3,098	2,917	13,226	8,512
Professional and consulting fees	460	351	241	410	688	1,462	1,815
Occupancy, communications and equipment	352	334	337	335	339	1,358	1,041
Depreciation and amortization	18	21	22	23	23	84	86
Third-party distribution fees	232	99	52	62	24	445	154
Acquisition and disposition-related costs	196	190	33	302	936	721	3,165
Other	413	385	627	467	585	1,892	1,860

Total expenses	20,091	18,110	17,975	17,626	19,060	73,802	60,407

Operating income	5,788	7,577	5,172	5,236	3,048	23,773	8,803
Other Income/(Expenses):
Interest expense	(2,409)	(2,635)	(2,716)	(2,700)	(2,662)	(10,460)	(7,396)
(Loss)/gain on revaluation of deferred consideration – gold payments	(5,354)	(6,306)	(4,037)	4,404	(5,410)	(11,293)	12,220
Interest income	—	6	—	—	—	6	—
Other gains and losses, net	52	608	338	(4,772)	173	(3,774)	(497)

(Loss)/income before income taxes	$(1,923)	$(750)	$(1,243)	$2,168	$(4,851)	$(1,748)	$13,130

Operating income margin	22.4%	29.5%	22.3%	22.9%	13.8%	24.4%	12.7%

WisdomTree Investments, Inc.

Key Operating Statistics (Unaudited)

	Three Months Ended
	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018
GLOBAL ETPs (in millions)
Beginning of period assets	$59,981	$60,389	$59,112	$54,094	$59,140
Inflows/(outflows)	368	(694)	337	561	245
Market appreciation/(depreciation)	3,269	467	940	4,544	(5,291)
Fund closures	(3)	(181)	—	(87)	—

End of period assets	$63,615	$59,981	$60,389	$59,112	$54,094

Average assets during the period	$61,858	$60,306	$58,575	$57,683	$56,423
Average advisory fee during the period	0.44%	0.44%	0.45%	0.46%	0.47%
Revenue days	92	92	91	90	92
Number of ETFs – end of the period	367	366	536	534	537
U.S. LISTED ETFs (in millions)
Beginning of period assets	$37,592	$39,220	$39,366	$35,486	$41,556
Inflows/(outflows)	563	(1,198)	(166)	147	(894)
Market appreciation/(depreciation)	2,448	(430)	20	3,820	(5,176)
Fund closures	(3)	—	—	(87)	—

End of period assets	$40,600	$37,592	$39,220	$39,366	$35,486

Average assets during the period	$39,094	$37,857	$38,945	$38,061	$38,246
Average advisory fee during the period	0.44%	0.44%	0.44%	0.45%	0.47%
Number of ETFs – end of the period	80	80	79	77	85
INTERNATIONAL LISTED ETPs (in millions)
Beginning of period assets	$22,389	$21,169	$19,746	$18,608	$17,584
Inflows/(outflows)	(195)	504	503	414	1,139
Market appreciation/(depreciation)	821	897	920	724	(115)
Fund closures	—	(181)	—	—	—

End of period assets	$23,015	$22,389	$21,169	$19,746	$18,608

Average assets during the period	$22,764	$22,449	$19,630	$19,622	$18,177
Average advisory fee during the period	0.44%	0.44%	0.46%	0.47%	0.47%
Number of ETPs – end of the period	287	286	457	457	452
PRODUCT CATEGORIES (in millions)
Commodity & Currency
Beginning of period assets	$19,954	$18,446	$16,978	$16,213	$14,998
Inflows/(outflows)	(267)	534	563	227	988
Market appreciation/(depreciation)	639	974	905	538	227

End of period assets	$20,326	$19,954	$18,446	$16,978	$16,213

Average assets during the period	$20,146	$19,796	$16,912	$16,995	$15,620
U.S. Equity
Beginning of period assets	$16,416	$16,021	$15,880	$13,335	$15,186
Inflows/(outflows)	468	242	103	632	393
Market appreciation/(depreciation)	1,002	153	38	1,913	(2,244)

End of period assets	$17,886	$16,416	$16,021	$15,880	$13,335

Average assets during the period	$17,112	$16,004	$15,808	$14,947	$14,291
International Developed Market Equity
Beginning of period assets	$12,541	$13,687	$14,414	$14,508	$19,385
Inflows/(outflows)	(122)	(1,001)	(729)	(1,530)	(2,216)
Market appreciation/(depreciation)	1,006	(145)	2	1,436	(2,661)

End of period assets	$13,425	$12,541	$13,687	$14,414	$14,508

Average assets during the period	$13,001	$12,747	$13,957	$14,506	$16,869

	Three Months Ended
	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Emerging Market Equity
Beginning of period assets	$5,814	$6,090	$5,730	$5,278	$5,346
Inflows/(outflows)	193	173	367	(84)	232
Market appreciation/(depreciation)	516	(449)	(7)	536	(300)

End of period assets	$6,523	$5,814	$6,090	$5,730	$5,278

Average assets during the period	$6,111	$5,851	$5,785	$5,502	$5,148
Fixed Income
Beginning of period assets	$3,655	$4,258	$4,023	$2,570	$1,720
Inflows/(outflows)	220	(582)	208	1,418	880
Market appreciation/(depreciation)	34	(21)	27	35	(30)

End of period assets	$3,909	$3,655	$4,258	$4,023	$2,570

Average assets during the period	$3,856	$4,050	$4,119	$3,511	$2,140
Leveraged & Inverse
Beginning of period assets	$1,130	$1,149	$1,226	$1,083	$1,250
Inflows/(outflows)	(55)	11	(63)	83	(18)
Market appreciation/(depreciation)	71	(30)	(14)	60	(149)

End of period assets	$1,146	$1,130	$1,149	$1,226	$1,083

Average assets during the period	$1,186	$1,154	$1,199	$1,213	$1,193
Alternatives
Beginning of period assets	$468	$514	$628	$755	$674
Inflows/(outflows)	(69)	(48)	(108)	(141)	178
Market appreciation/(depreciation)	1	2	(6)	14	(97)

End of period assets	$400	$468	$514	$628	$755

Average assets during the period	$443	$490	$574	$666	$712
Closed ETPs
Beginning of period assets	$3	$224	$233	$352	$581
Inflows/(outflows)	—	(23)	(4)	(44)	(192)
Market appreciation/(depreciation)	—	(17)	(5)	12	(37)
Fund closures	(3)	(181)	—	(87)	—

End of period assets	$—	$3	$224	$233	$352

Average assets during the period	$3	$214	$221	$343	$450

Headcount – U.S. Business segment	137	142	143	141	153
Headcount – International Business segment	71	70	71	75	75

Note: Previously issued statistics may be restated due to fund closures and trade adjustments

Source: WisdomTree

WISDOMTREE INVESTMENTS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	Dec. 31, 2019	Dec. 31, 2018
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$74,972	$77,784
Securities owned, at fair value	17,319	8,873
Accounts receivable	26,838	25,834
Income taxes receivable	—	1,181
Prepaid expenses	3,724	4,441
Other current assets	207	163

Total current assets	123,060	118,276
Fixed assets, net	8,127	9,122
Notes receivable	33,310	28,722
Securities held-to-maturity	16,863	20,180
Deferred tax assets, net	7,398	7,042
Investments, carried at cost	36,192	28,080
Right of use assets – operating leases	18,161	—
Goodwill	85,856	85,856
Intangible assets	603,294	603,209
Other noncurrent assets	983	2,155

Total assets	$933,244	$902,642

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Current liabilities:
Fund management and administration payable	$22,021	$22,508
Compensation and benefits payable	26,501	18,453
Deferred consideration – gold payments	13,953	11,765
Securities sold, but not yet purchased, at fair value	582	1,698
Operating lease liabilities	3,682	—
Income taxes payable	3,372	—
Accounts payable and other liabilities	8,930	8,377

Total current liabilities	79,041	62,801
Debt	175,956	194,592
Deferred consideration – gold payments	159,071	149,775
Operating lease liabilities	19,057	—
Deferred rent payable	—	4,570

Total liabilities	433,125	411,738
Preferred stock – Series A Non-Voting Convertible, par value $0.01; 14.750 shares authorized, issued and outstanding	132,569	132,569

STOCKHOLDERS’ EQUITY
Common stock, par value $0.01; 250,000 shares authorized:
Issued and outstanding: 155,264 and 153,202 at December 31, 2019 and December 31, 2018, respectively	1,553	1,532
Additional paid-in capital	373,043	363,655
Accumulated other comprehensive income	945	467
Accumulated deficit	(7,991)	(7,319)

Total stockholders’ equity	367,550	358,335

Total liabilities and stockholders’ equity	$933,244	$902,642

WISDOMTREE INVESTMENTS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Years Ended
	Dec. 31, 2019	Dec. 31, 2018
Cash flows from operating activities:
Net income	$19,713	$36,633
Adjustments to reconcile net income to net cash provided by operating activities:
Advisory fees received in gold and other precious metals	(49,887)	(32,238)
Contractual gold payments	13,226	8,512
Stock-based compensation	11,590	13,255
Loss/(gain) on revaluation of deferred consideration – gold payments	11,293	(12,220)
Amortization of right of use asset	3,174	—
Amortization of credit facility issuance costs	2,888	2,087
Paid-in-kind interest income	(2,498)	(1,974)
Depreciation and amortization	1,045	1,301
Impairments	572	17,386
Deferred income taxes	(349)	(6,083)
Other	(173)	798
Changes in operating assets and liabilities:
Securities owned, at fair value	(8,446)	(7,182)
Accounts receivable	(19)	3,804
Income taxes receivable/payable	4,524	5,706
Prepaid expenses	738	427
Gold and other precious metals	35,886	25,604
Other assets	172	984
Fund management and administration payable	(476)	221
Compensation and benefits payable	7,885	(16,050)
Securities sold, but not yet purchased, at fair value	(1,116)	748
Operating lease liabilities	(3,587)	—
Accounts payable and other liabilities	677	(4,251)

Net cash provided by operating activities	46,832	37,468

Cash flows from investing activities:
Purchase of fixed assets	(47)	(71)
Purchase of investments	(8,112)	—
Funding of notes receivable	(2,090)	(8,000)
Proceeds from held-to-maturity securities maturing or called prior to maturity	3,244	1,107
Proceeds from sales and maturities of debt securities available-for-sale	—	64,498
Cash paid for acquisition, net of cash acquired	—	(239,313)

Net cash used in investing activities	(7,005)	(181,779)

Cash flows from financing activities:
Dividends paid	(20,385)	(19,236)
Repayment of debt	(21,000)	—
Shares repurchased	(2,341)	(2,885)
Credit facility issuance costs	—	(8,690)
Preferred stock issuance costs	—	(181)
Proceeds from the issuance of debt	—	200,000
Proceeds from exercise of stock options	160	191

Net cash (used in)/provided by financing activities	(43,566)	169,199

Increase/(decrease) in cash flows due to changes in foreign exchange rate	927	(1,297)

(Decrease)/increase in cash and cash equivalents	(2,812)	23,591
Cash and cash equivalents – beginning of year	77,784	54,193

Cash and cash equivalents – year	$74,972	$77,784

Supplemental disclosure of cash flow information:
Cash paid for taxes	$10,060	$14,398

Cash paid for interest	$8,037	$5,577

Non-GAAP Financial Measurements

In an effort to provide additional information regarding our results as determined by GAAP, we also disclose certain non-GAAP information which we believe provides useful and meaningful information. Our management reviews these non-GAAP financial measurements when evaluating our financial performance and results of operations; therefore, we believe it is useful to provide information with respect to these non-GAAP measurements so as to share this perspective of management. Non-GAAP measurements do not have any standardized meaning, do not replace nor are superior to GAAP financial measurements and are unlikely to be comparable to similar measures presented by other companies. These non-GAAP financial measurements should be considered in the context with our GAAP results. The non-GAAP financial measurements contained in this release include:

•

Adjusted compensation, operating income, total expenses, income before income taxes, income tax expense, net income and diluted earnings per share. We disclose adjusted compensation, operating income, total expenses, income before income taxes, income tax expense, net income and diluted earnings per share as non-GAAP financial measurements in order to report our results exclusive of items that are non-recurring or not core to our operating business. We believe presenting these non-GAAP financial measures provides investors with a consistent way to analyze our performance. These non-GAAP financial measures exclude the following:

•

Unrealized gains or losses on the revaluation of deferred consideration: Deferred consideration is an obligation we assumed in connection with the ETFS acquisition that is carried at fair value. This item represents the present value of an obligation to pay fixed ounces of gold into perpetuity and is measured using forward-looking gold prices. Changes in the forward-looking price of gold may have a material impact on the carrying value of the deferred consideration and our reported financial results. We exclude this item when calculating our non-GAAP financial measurements as it is not core to our operating business. The item is not adjusted for income taxes as the obligation was assumed by a wholly-owned subsidiary of ours that is based in Jersey, a jurisdiction where we are subject to a zero percent tax rate.

•

Tax shortfalls and windfalls upon vesting and exercise of stock-based compensation awards: GAAP requires the recognition of tax windfalls and shortfalls within income tax expense. These items arise upon the vesting and exercise of stock-based compensation awards and the magnitude is directly correlated to the number of awards vesting/exercised as well as the difference between the price of our stock on the date the award was granted and the date the award vested or was exercised. We exclude these items when calculating our non-GAAP financial measurements as they introduce volatility in earnings and are not core to our operating business.

•	Other items: Impairment charges, severance expense and acquisition and disposition-related costs are excluded when calculating our non-GAAP financial measurements.

•

Adjusted effective income tax rate. We disclose our adjusted effective income tax rate as a non-GAAP financial measurement in order to report our effective income tax rate exclusive of items that are non-recurring or not core to our operating business. We believe reporting our adjusted effective income tax rate provides investors with a consistent way to analyze our income taxes. Our adjusted effective income tax rate is calculated by dividing adjusted income tax expense by adjusted income before income taxes. See above for information regarding the items that are excluded.

•

Gross margin and gross margin percentage. We disclose our gross margin and gross margin percentage as non-GAAP financial measurements for our U.S. Business segment and International Business segment because we believe they provide investors with a consistent way to analyze the amount we retain after paying third-party service providers to operate our ETPs. These ratios also assist us in analyzing the profitability of our products. We define gross margin as total operating revenues less fund management and administration expenses. Gross margin percentage is calculated as gross margin divided by total operating revenues.

•

Adjusted operating income margin. We disclose adjusted operating income margin as a non-GAAP financial measurement on a consolidated basis, as well as for our U.S. Business segment and International Business segment in order to report our operating income margin exclusive of items that are non-recurring or not core to our operating business.

WISDOMTREE INVESTMENTS, INC. AND SUBSIDIARIES

GAAP to NON-GAAP RECONCILIATION (CONSOLIDATED)

(in thousands)

(Unaudited)

	Three Months Ended
Adjusted Net Income and Diluted Earnings per Share:	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Net income/(loss), as reported	$4,258	$4,152	$2,479	$8,824	$(11,564)
Add back/(deduct): Unrealized loss/(gain) on revaluation of deferred consideration	5,354	6,306	4,037	(4,404)	5,410
Add back: Severance expense, net of income taxes	—	—	1,194	1,521	1,526
Add back/(deduct): Tax shortfalls/(windfalls) upon vesting and exercise of stock-based compensation awards	142	30	76	971	(403)
Add back: Impairments, net of income taxes	—	—	—	572	14,048
Add back: Acquisition and disposition-related costs, net of income taxes	353	154	27	253	812

Adjusted net income	$10,107	$10,642	$7,813	$7,737	$9,829
Weighted average common shares—diluted	167,203	167,163	167,249	166,811	166,686

Adjusted earnings per share—diluted	$0.06	$0.06	$0.05	$0.05	$0.06

	Three Months Ended
Adjusted Operating Income and Adjusted Operating Income Margin:	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Operating revenues	$68,907	$67,718	$66,293	$65,485	$67,867

Operating income	$14,809	$16,131	$11,911	$10,683	$11,819
Add back: Severance expense, before income taxes	—	—	1,475	2,020	2,014
Add back: Acquisition and disposition-related costs, before income taxes	366	190	33	313	1,008

Adjusted operating income	$15,175	$16,321	$13,419	$13,016	$14,841

Adjusted operating income margin	22.0%	24.1%	20.2%	19.9%	21.9%

	Three Months Ended
Adjusted Compensation:	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Compensation expense	$19,280	$18,880	$21,300	$21,301	$18,838
Deduct: Severance expense, before income taxes	—	—	(1,475)	(2,020)	(2,014)

Adjusted compensation expense	$19,280	$18,880	$19,825	$19,281	$16,824

	Three Months Ended
Adjusted Total Operating Expenses:	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Total operating expenses	$54,098	$51,587	$54,382	$54,802	$56,048
Deduct: Severance expense, before income taxes	—	—	(1,475)	(2,020)	(2,014)
Deduct: Acquisition and disposition-related costs, before income taxes	(366)	(190)	(33)	(313)	(1,008)

Adjusted operating expenses	$53,732	$51,397	$52,874	$52,469	$53,026

	Three Months Ended
Adjusted Income Before Income Taxes:	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Income/(loss) before income taxes	$7,783	$8,635	$6,066	$7,775	$(12,597)
Add back/(deduct): Unrealized loss/(gain) on revaluation of deferred consideration	5,354	6,306	4,037	(4,404)	5,410
Add back: Loss recognized upon reduction of a tax-related indemnification asset	—	—	—	4,310	—
Add back: Severance expense, before income taxes	—	—	1,475	2,020	2,014
Add back: Impairments, before income taxes	—	—	—	572	17,386
Add back: Acquisition and disposition-related costs, before income taxes	366	190	33	313	1,008

Adjusted income before income taxes	$13,503	$15,131	$11,611	$10,586	$13,221

	Three Months Ended
Adjusted Income Tax Expense and Adjusted Effective Income Tax Rate:	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Adjusted income before income taxes (above)	$13,503	$15,131	$11,611	$10,586	$13,221

Income tax expense/(benefit)	$3,525	$4,483	$3,587	$(1,049)	$(1,033)
Add back: Tax benefit arising from reduction of a tax-related indemnification asset	—	—	—	4,310	—
Add back: Tax benefit arising from severance expense	—	—	281	499	488
Add back: Tax benefit arising from impairments	—	—	—	—	3,338
Add back/(deduct): Tax windfalls/(shortfalls) upon vesting and exercise of stock-based compensation awards	(142)	(30)	(76)	(971)	403
Add back: Tax benefit arising from acquisition and disposition-related costs	13	36	6	60	196

Adjusted income tax expense	$3,396	$4,489	$3,798	$2,849	$3,392

Adjusted effective income tax rate	25.1%	29.7%	32.7%	26.9%	25.7%

WISDOMTREE INVESTMENTS, INC. AND SUBSIDIARIES

GAAP to NON-GAAP RECONCILIATION (SEGMENTS)

(in thousands)

(Unaudited)

	Three Months Ended
Gross Margin and Gross Margin Percentage (U.S. Business):	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Operating revenues	$43,028	$42,031	$43,146	$42,623	$45,759
Less: Fund management and administration	(8,070)	(8,072)	(8,505)	(8,340)	(9,038)

Gross margin	$34,958	$33,959	$34,641	$34,283	$36,721

Gross margin percentage (U.S. Business)	81.2%	80.8%	80.3%	80.4%	80.2%

	Three Months Ended
Adjusted Operating Income Margin (U.S. Business):	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Operating revenues	$43,028	$42,031	$43,146	$42,623	$45,759

Operating income	$9,021	$8,554	$6,739	$5,447	$8,771
Add back: Severance expense, before income taxes	—	—	1,366	2,020	2,014
Add back: Acquisition and disposition-related costs, before income taxes	170	—	—	11	72

Adjusted operating income	$9,191	$8,554	$8,105	$7,478	$10,857

Adjusted operating income margin (U.S. Business)	21.4%	20.4%	18.8%	17.5%	23.7%

	Three Months Ended
Gross Margin and Gross Margin Percentage (International):	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Operating revenues	$25,879	$25,687	$23,147	$22,862	$22,108
Less: Fund management and administration	(7,580)	(7,038)	(7,071)	(6,826)	(6,823)

Gross margin	$18,299	$18,649	$16,076	$16,036	$15,285

Gross margin percentage (International)	70.7%	72.6%	69.5%	70.1%	69.1%

	Three Months Ended
Adjusted Operating Income Margin (International):	Dec. 31, 2019	Sept. 30, 2019	June 30, 2019	Mar. 31, 2019	Dec. 31, 2018
Operating revenues	$25,879	$25,687	$23,147	$22,862	$22,108

Operating income	$5,788	$7,577	$5,172	$5,236	$3,048
Add back: Severance expense, before income taxes	—	—	109	—	—
Add back: Acquisition and disposition-related costs, before income taxes	196	190	33	302	936

Adjusted operating income	$5,984	$7,767	$5,314	$5,538	$3,984

Adjusted operating income margin (International)	23.1%	30.2%	23.0%	24.2%	18.0%

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, the risks described below. If one or more of these or other risks or uncertainties occur, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. You should read this press release completely and with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements.

In particular, forward-looking statements in this press release may include statements about

•	anticipated trends, conditions and investor sentiment in the global markets and ETPs;

•	anticipated levels of inflows into and outflows out of our ETPs;

•	our ability to deliver favorable rates of return to investors;

•	competition in our business;

•	our ability to develop new products and services;

•	our ability to maintain current vendors or find new vendors to provide services to us at favorable costs;

•	our ability to successfully operate and expand our business in non-U.S. markets; and

•	the effect of laws and regulations that apply to our business.

Our business is subject to many risks and uncertainties, including without limitation:

•

declining prices of securities, precious metals and other commodities can adversely affect our business by reducing the market value of the assets we manage or causing WisdomTree ETP investors to sell their fund shares and trigger redemptions;

•

fluctuations in the amount and mix of our AUM, whether caused by disruptions in the financial markets or otherwise, may negatively impact revenues and operating margins, and may impede our ability to refinance our debt upon maturity, increase the cost of borrowing or result in our debt being called prior to maturity;

•	withdrawals or broad changes in investments in our ETPs by investors with significant positions may negatively impact revenues and operating margins;

•	competitive pressures could reduce revenues and profit margins;

•

we derive a substantial portion of our revenues from a limited number of products, and as a result, our operating results are particularly exposed to investor sentiment toward investing in the products’ strategies and our ability to maintain the AUM of these products, as well as the performance of these products and market-specific and political and economic risk;

•

a significant portion of our AUM is held in ETPs that invest in foreign securities and we therefore have substantial exposure to foreign market conditions and are subject to currency exchange rate risks;

•

net outflows in our two largest currency hedged ETPs – the WisdomTree Europe Hedged Equity Fund and the WisdomTree Japan Hedged Equity Fund – have had, and in the future could continue to have, a negative impact on our revenues;

•	over the last few years, we have expanded our business globally. This expansion subjects us to increased operational, regulatory, financial and other risks;

•	many of our ETPs have a limited track record, and poor investment performance could cause our revenues to decline; and

•

we depend on third parties to provide many critical services to operate our business and our ETPs. The failure of key vendors to adequately provide such services could materially affect our operating business and harm WisdomTree ETP investors.

Other factors, such as general economic conditions, including currency exchange rate fluctuations, also may have an effect on the results of our operations. For a more complete description of the risks noted above and other risks that could cause our actual results to differ from our current expectations, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018.

The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. Therefore, these forward-looking statements do not represent our views as of any date other than the date of this press release.